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                                                                  EXHIBIT 10.1
                              NONCOMPETE AGREEMENT


                 THIS NONCOMPETE AGREEMENT (the "Agreement") is made this 30th day of May, 1995, by FOODBRANDS AMERICA, INC., a Delaware corporation, WILSON FOODS CORPORATION, a Delaware corporation, CONCORDIA FOODS CORPORATION, a Delaware corporation, DIXIE FOODS COMPANY, a Delaware corporation, and SHREVEPORT FOODS COMPANY, a Delaware corporation (collectively, the "Undersigned"), in favor of THORN APPLE VALLEY, INC., a Michigan corporation ("TAV"), with reference to the following:

                 (i) The Undersigned, as Seller, and TAV, as Purchaser, are parties to an Asset Purchase Agreement dated as of the 29th day of April, 1995, as amended by First Amendment to Asset Purchase Agreement dated May 26, 1995 by and among the Undersigned and TAV (the "Purchase Agreement"); and

                 (ii) A condition to TAV's performance of its obligations under the Purchase Agreement is the execution and delivery by the Undersigned of this Agreement.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Undersigned hereby jointly and severally covenant and agree as follows:

                 1. Noncompetition Covenant. During the period commencing on the date hereof and ending on the expiration of five (5) years following the date hereof, neither the Undersigned nor any subsidiary of the Undersigned shall, directly or indirectly, own, manage, operate, join, advise, control, or otherwise engage or participate in or be connected as a partner, investor, stockholder, creditor, guarantor, advisor, or consultant in, the business of producing and distributing ham, bacon, franks and other sausage products similar to the products produced and distributed from the Facilities (as defined in the Purchase Agreement)(the "Facility Products")for sale to grocery wholesalers, grocery store chains and individual grocery stores intended for resale to consumers from retail grocery store refrigerated meat cases (the "Retail Meat Case Business") within the continental United States. Notwithstanding the foregoing, this Agreement does not prohibit the Undersigned from, and the term "Retail Meat Case Business" does not include, (i) the manufacture, production and sale of deli meat products, luncheon meats and other similar meat products under the trade name Wilson's Continental Deli which do not compete directly with the Facility Products, (ii) acquiring any business which produces and sells branded meats, franks, sausages and bacon which do not compete directly with the Facility Products, (iii) acquiring or holding the outstanding shares of any entity engaged in the Retail Meat Case Business if such shares are publicly traded and the Undersigned's ownership is less than five percent (5%) of the outstanding equity of such entity, (iv) buying, selling and trading

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commodities contracts, or (v) acquiring a business or company which has a division or facility which competes in the Retail Meat Case Business, so long as such division or facility accounts for less than 30% of the revenue of the acquired business or company and the Undersigned, after such acquisition, does not materially expand the production capacity of such facility or division.

                 2. Purchase Price. As provided in Section 3.2 of the Purchase Agreement, the consideration for the Undersigned's satisfactory performance of this Agreement is $20,000,000 payable in cash contemporaneously with the execution and delivery of this Agreement.

                 3. Injunctive Relief. The remedy at law for any breach of this Agreement is and will be inadequate, and if there is a breach by the Undersigned of the provisions of this Agreement, TAV shall be entitled to an injunction restraining the Undersigned from violating the provisions of Section 1 hereof. Nothing herein contained shall be construed as prohibiting TAV from pursuing any other remedies available to it for such breach, including, without limitation, the recovery of damages from the Undersigned. None of these remedies shall be mutually exclusive, and all of them may be pursued concurrently and cumulatively.

                 4. Separate Covenants. This Agreement shall be deemed to consist of a series of separate covenants independent from any provision of the Purchase Agreement. The Undersigned expressly agree that the character, duration, and geographical scope of this Agreement are reasonable in light of the circumstances as they exist on the date upon which this Agreement has been executed. However, should a determination nonetheless be made by a court of competent jurisdiction at a later date that the character, duration, or geographical scope of this Agreement is unreasonable in light of the circumstances as they then exist or as they existed at the execution of this Agreement, then it is the intention and the agreement of the Undersigned and TAV that this Agreement shall be construed by the court and given effect in such a manner as to impose only those restrictions on the conduct of the Undersigned which are reasonable in light of the circumstances as they then exist and as are necessary to assure TAV of the intended benefit of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because, taken together they are more extensive than necessary to assure TAV of the intended benefit of this Agreement, it is expressly understood and agreed between the parties hereto that those of such covenants which, if eliminated, would permit the remaining separate covenants to be enforced in such proceeding shall, for the purpose of such proceeding, be deemed eliminated from the provisions hereof.

                 5. Waivers. No breach of any term of this Agreement shall be deemed waived unless it is expressly waived in writing by

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the party who might assert such breach.  No waiver of any right hereunder shall operate as a waiver of any other right or of the same or a similar right on another occasion.

                 6. Attorneys' Fees. If any action or proceeding is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the prevailing parties in such action or proceeding may receive as part of any award, judgment, decision, or other resolution of such action or proceeding their costs and reasonable attorneys' fees.

                 7. Assignment. This Agreement is not assignable, by operation of law or otherwise, provided, TAV may assign its rights hereunder to
(a) any entity which at any time may be a direct or indirect subsidiary of TAV, or (b) any successor in interest of TAV whether by merger or consolidation or sale of all or substantially all of its assets.

                 8. Entire Agreement. This Agreement, together with the Purchase Agreement, contains the entire understanding of the parties with regard to the subject matter hereof, supersedes all prior agreements and understandings relating to the subject matter hereof, and shall not be amended except by a written instrument hereafter signed by all of the parties hereto.

                 9. Section Headings. The headings in this Agreement are for reference only and shall not limit or control the meaning thereof.

                 10. Notices. All notices, claims, certificates, requests, demands and other communications hereunder will be in writing (whether by letter, telecopy, telex or other commercially reasonable means of written communication) and will be deemed to have been duly given upon receipt as follows:

                          (a)     If to TAV:

                                  Thorn Apple Valley, Inc.
                                  18700 West Ten Mile Road
                                  Southfield, Michigan 48075

                                  Attn: Mr. Joel Dorfman
                                        President and Chief Executive Officer
                                  Facsimile No.: (810) 552-0986





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                          With a copy to:

                                  Honigman Miller Schwartz and Cohn
                                  2290 First National Building
                                  Detroit, Michigan 48226

                                  Attn: Donald J. Kunz, Esq.
                                  Facsimile No: (313) 962-0176


                          (b)     If to the Foodbrands America, Inc.:

                                  Foodbrands America, Inc.
                                  2601 N.W. Expressway
                                  Oklahoma City, Oklahoma 73112

                                  Attn:  Mr. R. Randolph Devening
                                         Chairman, President and
                                         Chief Executive Officer
                                  Facsimile No. (405) 879-5568

                          With a copy to:

                                  McAfee & Taft
                                  A Professional Corporation
                                  Tenth Floor, Two Leadership Square
                                  Oklahoma City, Oklahoma 73102

                                  Attn:  John M. Mee, Esq.

or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above.

                 11. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN.

                 12. Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.


                                            "UNDERSIGNED"


                                            FOODBRANDS AMERICA, INC. a Delaware
                                            corporation



                                            By /s/ R. Randolph Devening
                                               ---------------------------------
                                               R. Randolph Devening, President


                                            WILSON FOODS CORPORATION, a Delaware
                                            corporation



                                            By /s/ R. Randolph Devening
                                               ---------------------------------
                                               R. Randolph Devening, President


                                            CONCORDIA FOODS CORPORATION, a
                                            Delaware corporation



                                            By /s/ R. Randolph Devening
                                               ---------------------------------
                                               R. Randolph Devening, President


                                            DIXIE FOODS COMPANY, a Delaware
                                            corporation



                                            By /s/ R. Randolph Devening
                                               ---------------------------------
                                               R. Randolph Devening, President


                                            SHREVEPORT FOODS COMPANY, a Delaware
                                            corporation



                                            By /s/ R. Randolph Devening
                                               ---------------------------------
                                               R. Randolph Devening, President





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                                            "TAV"

                                            THORN APPLE VALLEY, INC. a Michigan
                                            corporation



                                            By /s/ Louis Glazier
                                               ---------------------------------
                                               Louis Glazier, Executive Vice
                                               President Finance and Adminis-
                                               tration





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